Acquisition of remaining interest in the Rosemont project (Schedule of detailed information about assets acquired and liabilities assumed) (Details) - Rosemont Project [Member] - Agreement with United Copper & Moly LLC ("UCM") [Member]
$ in Thousands
Apr. 25, 2019 USD ($)
Disclosure of detailed information about business combination [line items]
Current assets	$ 343
Non-current assets	68,904
Liabilities	(690)
Net assets acquired	$ 68,557